Fourth Quarter / Full Year 2024 Investor Presentation February 2025 CSE: TRUL OTCQX: TCNNF

www.trulieve.com 2 Forward-Looking Statements Unless the context otherwise requires, the terms “Company,” “Trulieve,” “we,” “us” and “our” in this presentation refer to Trulieve Cannabis Corp. and its subsidiaries. This presentation includes forward-looking information and statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”). These forward-looking statements relate to the Company’s expectations or forecasts of business, operations, financial performance, cash flows, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding the Company’s 2025 objectives, growth opportunities, and positioning for the future. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and in our periodic reports subsequently filed with the United Sates Securities and Exchange Commission and in the Company’s filings on https://www.sedarplus.ca/landingpage/. Although the Company believes that any forward-looking statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such statements, there can be no assurance that any such forward-looking statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward- looking statements. Any forward-looking statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking statements herein, whether as a result of new information, future events or results, or otherwise. PLEASE NOTE: MARIJUANA IS ILLEGAL UNDER U.S. FEDERAL LAW, INCLUDING ITS CONSUMPTION, POSSESSION, CULTIVATION, DISTRIBUTION, MANUFACTURING, DISPENSING, AND POSSESSION WITH INTENT TO DISTRIBUTE. Forward-looking statements made in this document are made only as of the date of their initial publication, and the Company undertakes no obligation to publicly update any of these forward-looking statements as actual events unfold.

www.trulieve.com 3 Management’s Use of Non-GAAP Financial Measures In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including adjusted gross profit, adjusted gross profit margin, adjusted SG&A, adjusted SG&A as % revenue, adjusted net income (loss), adjusted net income (loss) per diluted share, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, and free cash flow. The Company calculates adjusted gross profit as gross profit less extraordinary expenses; adjusted gross profit margin as adjusted gross profit as % of revenue; adjusted SG&A as SG&A less extraordinary expenses; adjusted SG&A margin as % of revenue; adjusted net income (loss) as net income (loss) less certain extraordinary items; adjusted net income (loss) per diluted share as adjusted net income (loss) divided by basic and diluted shares outstanding; EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization; EBITDA margin as EBITDA as % of revenue; adjusted EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization and also excludes certain extraordinary items; adjusted EBITDA margin as adjusted EBITDA as % of revenue; free cash flow as cash flow from operations less capital expenditures. Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures are not and should not be considered as measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found at the end of this presentation on the slides captioned “Reconciliation of Non-GAAP Financial Measures”. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

www.trulieve.com 4 Agenda • Full Year and Fourth Quarter 2024 Financial Highlights • Full Year and Fourth Quarter 2024 Operational Highlights • Fourth Quarter Retail Highlights • Recent Developments • Tax Position • 2025 Objectives • Financial Targets • Financial Highlights

www.trulieve.com 5 Full Year 2024 Financial Highlights* • Revenue $1.2 billion, increased 5% year over year, with 95% of revenue from retail sales • GAAP gross profit of $716 million and 60% gross margin • Net loss attributable to common shareholders of $155 million • Adjusted net loss of $19 million excludes campaign support and other non-recurring charges, asset impairments, disposals and discontinued operations • Adjusted EBITDA of $420 million or 35% of revenue, up 30% year over year • Record cash flow from operations of $271 million and free cash flow of $150 million • Cash and short-term investments as of December 31, 2024 totaled $300 million * Adjusted net loss, adjusted EBITDA and free cash flow are non-GAAP financial measures. See slides 17-19 for reconciliation to GAAP for all non-GAAP financial measures. Numbers may not sum perfectly due to rounding.

www.trulieve.com 6 Fourth Quarter 2024 Financial Highlights* • Revenue $301 million, increased 5% year over year, with 95% of revenue from retail sales • GAAP gross profit of $187 million and 62% gross margin • Net loss attributable to common shareholders of $60 million • Adjusted net income of $3 million excludes $55 million in campaign support and other non- recurring charges, asset impairments, disposals and discontinued operations • Adjusted EBITDA of $111 million or 37% of revenue, up 27% year over year • Cash flow from operations of $31 million and free cash flow of $(12) million * Adjusted net income, adjusted EBITDA and free cash flow are non-GAAP financial measures. See slides 17-19 for reconciliation to GAAP for all non-GAAP financial measures. Numbers may not sum perfectly due to rounding.

www.trulieve.com 7 Full Year and Fourth Quarter 2024 Operational Highlights • Launched adult use sales in Ohio at three locations: Beavercreek, Columbus, and Westerville • Entered partnership with Professional Pickleball Association and Major League Pickleball to sponsor events in Arizona, Florida, and Georgia • Partnered with Black Buddha Cannabis to launch premium products in Arizona and Pennsylvania • Opened 31 new dispensaries in Florida, Georgia, and Pennsylvania • Acquired two dispensaries in Ohio • Exited 2024 with 225 retail locations nationwide, with 29% outside of the state of Florida

www.trulieve.com 8 Fourth Quarter Retail Highlights • Retail revenue $285 million, up 4% compared to last year and up 6% sequentially • Traffic up 13% versus last year and 4% sequentially • Sold over 12.5 million branded products • Up 12% year over year and 10% sequentially • Customer retention 68% companywide and 76% medical only • Exited quarter with 29% of retail locations outside of the state of Florida and 88% of dispensaries serving only medical patients

www.trulieve.com 9 Recent Developments • Appointed Jason Pernell as President of Trulieve. Mr. Pernell has over two decades of experience as an entrepreneur and cannabis operator, co-founding Trulieve alongside Chairman and Chief Executive Officer Kim Rivers in 2015. • Launched Onward, a premium, non-alcoholic THC beverage available for purchase by consumers 21 years and older at DrinkOnward.com for shipment to 36 states. Carefully crafted with a focus on taste, consistency, and quality, Onward beverages come in a variety of delicious flavors including Blueberry Mojito, Italian Spritz, Passionfruit Martini, Peach Bellini, and Sea Salt Margarita with product doses at 3 mg, 5 mg, and 10 mg • Opened five new retail locations in Maricopa, Arizona; Middleburg and Palm Coast, Florida; and Columbus and Zanesville, Ohio • Closed one dispensary in Clearwater Beach, Florida • Currently operate 229 retail dispensaries and over 4 million square feet of cultivation and processing capacity in the United States

www.trulieve.com 10 Tax Position • In Q4 2023, Trulieve filed amended federal tax returns for 2019, 2020, and 2021 claiming $143 million of refunds and corresponding amended state returns claiming $31 million of refunds • Amended returns were supported by legal interpretations that challenge the tax liability under Section 280E of the Internal Revenue Code • Refund checks of approximately $114 million received to date of $174 million claimed • $62 million in Q4:23, $50 million in Q1:24 and $2 million in Q2:24 • Rejection notices for returns seeking $5.2 million of refunds • Trulieve continues to make tax payments as a customary U.S. taxpayer without tax payments associated with 280E of the tax code until final resolution is reached • Tax payments on deposit from 2022 and 2023 were $121 million at December 31, 2024 • While challenge is ongoing, taxes are swept into an uncertain tax position • Balance sheet includes amended return refund checks received, the amount of tax underpaid if 280E applied, and interest accrued • Balance sheet uncertain tax position liability was $445 million at December 31, 2024, with $413 million related to this tax challenge • Without the effect of 280E, 2024 net income would have been positive Numbers may not sum perfectly due to rounding.

www.trulieve.com 11 Tax Position • Uncertain Tax Position • $445 million at December 31, 2024 • $32 million unrelated to the challenge of the applicability of 280E to Trulieve • $413 million related to the challenge of the applicability of 280E to Trulieve • Cash refunds total $114 million to date • $62 million in 2023 • $52 million in 2024 • 280E tax liability and interest accruals total $299 million Numbers may not sum perfectly due to rounding.

www.trulieve.com 12 2025 Objectives Deliver Exceptional Customer Experiences and Build Brand Loyalty • Provide superb service, expedient transactions, and frictionless returns • Innovate across product and consumer categories Expand Distribution of Branded Products Through Branded Retail Locations • Invest in cornerstone markets: Florida, Pennsylvania, and Arizona • Expand retail and wholesale distribution networks Maintain disciplined approach to cash generation and preservation Invest in infrastructure, technology, and talent to support long term growth • Prepare for potential growth catalysts • Invest for cannabis 2.0 future

Financials

www.trulieve.com 14 Financial Targets Financial Targets: • Anticipate first quarter revenue will be down low single digits compared to the fourth quarter • 2025 cash flow from operations of at least $250 million expected • 2025 capital expenditures up to $40 million expected Financial Position as of December 31, 2024: • $300 million in cash and short-term investments • $480 million of debt at 7.9% interest

Financial Highlights*

INCOME STATEMENT HIGHLIGHTS

(USD millions, except per share data)	Q4:24	Q3:24	Q2:24	Q1:24	Q4:23	Q3:23	Q2:23	Q1:23	2024	2023
Revenue	301.1	284.3	303.4	297.6	287.0	275.2	281.8	285.2	1,186.5	1,129.2
Gross profit	187.0	173.3	181.6	173.8	153.9	142.9	141.6	150.2	715.7	588.6
Gross margin	62.1 %	61.0 %	59.9 %	58.4 %	53.6 %	51.9 %	50.3 %	52.6 %	60.3 %	52.1 %
Adjusted gross profit	186.6	173.4	181.6	173.8	153.9	143.1	143.4	150.2	715.4	590.6
Adjusted gross margin	62.0 %	61.0 %	59.9 %	58.4 %	53.6 %	52.0 %	50.9 %	52.7 %	60.3 %	52.3 %
SG&A	157.9	148.6	102.6	101.3	96.3	93.9	96.0	100.0	510.5	386.2
SG&A as % revenue	52.4 %	52.3 %	33.8 %	34.0 %	33.6 %	34.1 %	34.1 %	35.1 %	43.0 %	34.2 %
Adjusted SG&A	93.3	96.1	93.0	86.6	83.7	84.6	81.1	86.7	368.9	336.1
Adjusted SG&A as % revenue	31.0 %	33.8 %	30.6 %	29.1 %	29.2 %	30.7 %	28.8 %	30.4 %	31.1 %	29.8 %
Depreciation and amortization	28.6	28.3	28.1	27.8	27.2	27.0	26.1	29.6	112.8	109.8
Net (loss) income**	(59.8)	(60.2)	(12.0)	(23.1)	(33.4)	(25.4)	(403.8)	(64.1)	(155.1)	(526.8)
Net (loss) income continuing operations	(60.5)	(60.2)	(10.7)	(23.5)	(36.6)	(22.9)	(342.1)	(34.3)	(154.9)	(435.9)
Adjusted net income (loss)	2.9	(11.9)	0.2	(10.2)	(22.8)	(14.7)	(14.6)	(17.7)	(19.0)	(69.8)
Net (loss) income per diluted share**	(0.27)	(0.33)	(0.05)	(0.17)	(0.18)	(0.13)	(2.14)	(0.34)	(0.82)	(2.79)
Net (loss) income continuing operations per diluted share**	(0.26)	(0.32)	(0.04)	(0.16)	(0.19)	(0.12)	(1.80)	(0.18)	(0.79)	(2.28)
Adjusted net income (loss) per diluted share**	0.02	(0.06)	0.00	(0.05)	(0.12)	(0.08)	(0.08)	(0.09)	(0.10)	(0.37)
Adjusted EBITDA	111.4	96.1	107.0	105.8	87.8	77.7	78.7	78.1	420.2	322.3
Adjusted EBITDA Margin	37.0 %	33.8 %	35.2 %	35.5 %	30.6 %	28.2 %	27.9 %	27.4 %	35.4 %	28.5 %

*Adjusted gross profit, adjusted gross profit margin, adjusted SG&A, adjusted SG&A as % revenue, adjusted net income (loss), adjusted net income (loss) per diluted share, adjusted EBITDA and adjusted EBITDA margin are Non-GAAP financial measures. See slides 17-19 for reconciliation to GAAP for all non-GAAP financial measures.

**Includes discontinued operations.

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www.trulieve.com 16 Financial Highlights SHARE COUNT ESTIMATE Subordinate Voting Shares 167.8 Multiple Voting Shares* 0.2 Total Shares Outstanding 191.0 Employee Stock Options/RSUs 3.7 Pro Forma Estimated Shares 194.7 (millions as of December 31, 2024 on as if converted basis) *converted at 100 subordinate shares per 1 multiple voting share excludes 3.18 million nonvested RSUs excludes 1.03 million unexercisable options

www.trulieve.com 17 Reconciliation of Non-GAAP Financial Measures EBITDA and Adjusted EBITDA Net loss attributable to common shareholders $ (59.8) $ (33.4) $ (60.2) $ (155.1) $ (526.8) Add (deduct) impact of: Interest expense, net $ 14.6 $ 20.6 $ 17.5 $ 62.2 $ 81.6 Interest income $ (3.2) $ (1.8) $ (4.2) $ (14.7) $ (6.2) Provision for income taxes $ 47.6 $ 45.4 $ 47.4 $ 197.6 $ 151.4 Depreciation and amortization $ 28.6 $ 27.2 $ 28.3 $ 112.8 $ 109.8 Depreciation included in cost of goods sold $ 13.5 $ 14.5 $ 13.3 $ 53.6 $ 57.2 EBITDA (Non-GAAP) $ 41.3 $ 72.5 $ 42.1 $ 256.4 $ (133.0) EBITDA Margin (Non-GAAP) 14% 25% 15% 22% (12%) Impairment of goodwill $ — $ — $ — $ — $ 307.6 Impairment and disposal of long-lived assets, net of (recoveries) $ (0.9) $ 1.2 $ (4.3) $ (5.3) $ 6.7 Legislative campaign contributions $ 54.8 $ 0.5 $ 48.4 $ 117.5 $ 20.1 Acquisition, transaction, and other non-recurring costs $ 7.6 $ 10.7 $ 2.6 $ 18.2 $ 26.9 Share-based compensation $ 4.6 $ 3.2 $ 5.5 $ 20.2 $ 10.6 Debt extinguishments, net $ — $ 2.2 $ — $ — $ (5.9) Other expense (income), net $ 2.8 $ (0.7) $ 0.2 $ 7.6 $ (6.5) Discontinued operations, net of tax, attributable to common shareholders $ 1.1 $ (1.8) $ 1.6 $ 5.7 $ 96.0 Adjusted EBITDA (Non-GAAP) $ 111.4 $ 87.8 $ 96.1 $ 420.2 $ 322.3 Adjusted EBITDA Margin (Non-GAAP) 37% 31% 34% 35% 29 % For the Full Year Ended December 31, 2023 December 31, 2024(Amounts expressed in millions of United States dollars; unaudited) December 31, 2024 December 31, 2023 September 30, 2024 For the Three Months Ended

Reconciliation of Non-GAAP Financial Measures

Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Diluted Share

	For the Three Months Ended			For the Full Year Ended	
(Amounts expressed in millions of United States dollars; unaudited)	December 31, 2024	December 31, 2023	September 30, 2024	December 31, 2024	December 31, 2023
Net loss attributable to common shareholders	$ (59.8)	$ (33.4)	$ (60.2)	$ (155.1)	$ (526.8)
Net loss from discontinued operations, net of tax, attributable to common shareholders	$ 1.1	$ (1.8)	$ 1.6	$ 5.7	$ 96.0
Adjustment of formerly redeemable non-controlling interest to maximum redemption value	$ 9.0	$ —	$ (2.1)	$ —	$ —
Net loss from continuing operations available to common shareholders	$ (49.7)	$ (35.2)	$ (60.6)	$ (149.4)	$ (430.7)
Add (deduct) impact of:					
Adjustment of formerly redeemable non-controlling interest to maximum redemption value	$ (9.0)	$ —	$ 2.1	$ —	$ —
Impairment of goodwill	$ —	$ —	$ —	$ —	$ 307.6
Impairment and disposal of long-lived assets, net of (recoveries)	$ (0.9)	$ 1.2	$ (4.3)	$ (5.3)	$ 6.7
Legislative campaign contributions	$ 54.8	$ 0.5	$ 48.4	$ 117.5	$ 20.1
Acquisition, transaction, and other non-recurring costs	$ 7.6	$ 10.7	$ 2.6	$ 18.2	$ 26.9
Fair value of derivative liabilities - warrants	$ —	$ —	$ —	$ —	$ (0.3)
Adjusted net income (loss) (Non-GAAP)	$ 2.9	$ (22.8)	$ (11.9)	$ (19.0)	$ (69.8)

	For the Three Months Ended			For the Full Year Ended	
(Amounts expressed are per share except for shares which are in millions; unaudited)	December 31, 2024	December 31, 2023	September 30, 2024	December 31, 2024	December 31, 2023
Net loss attributable to common shareholders	$ (0.31)	$ (0.18)	$ (0.32)	$ (0.82)	$ (2.79)
Net loss from discontinued operations, net of tax, attributable to common shareholders	$ 0.01	$ (0.01)	$ 0.01	$ 0.03	$ 0.51
Adjustment of formerly redeemable non-controlling interest to maximum redemption value	$ 0.05	$ —	$ (0.01)	$ —	$ —
Net loss from continuing operations available to common shareholders	$ (0.26)	$ (0.19)	$ (0.32)	$ (0.79)	$ (2.28)
Add (deduct) impact of:					
Adjustment of formerly redeemable non-controlling interest to maximum redemption value	$ (0.05)	$ —	$ 0.01	$ —	$ —
Impairment of goodwill	$ —	$ —	$ —	$ —	$ 1.63
Impairment and disposal of long-lived assets, net of (recoveries)	$ (0.00)	$ 0.01	$ (0.02)	$ (0.03)	$ 0.04
Legislative campaign contributions	$ 0.29	$ 0.00	$ 0.25	$ 0.62	$ 0.11
Acquisition, transaction, and other non-recurring costs	$ 0.04	$ 0.06	$ 0.01	$ 0.10	$ 0.14
Fair value of derivative liabilities - warrants	$ —	$ —	$ —	$ —	$ (0.00)
Adjusted net income (loss) per diluted share (Non-GAAP)	$ 0.02	$ (0.12)	$ (0.06)	$ (0.10)	$ (0.37)
Basic and diluted shares outstanding	190.0	189.0	190.2	190.0	189.0

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www.trulieve.com 19 Reconciliation of Non-GAAP Financial Measures Free Cash Flow and Adjusted SG&A Cash flow from operating activities $ 30.7 $ 131.5 $ 30.3 $ 271.5 $ 201.8 Payments for property and equipment $ (42.5) $ (9.4) $ (36.9) $ (121.5) $ (40.4) Free cash flow (Non-GAAP) $ (11.8) $ 122.1 $ (6.6) $ 150.0 $ 161.5 SG&A $ 157.9 $ 96.3 $ 148.6 $ 510.5 $ 386.2 Acquisition, transaction, and other non-recurring costs $ (64.7) $ (12.5) $ (52.5) $ (141.5) $ (50.1) Adjusted SG&A (Non-GAAP) $ 93.3 $ 83.7 $ 96.1 $ 368.9 $ 336.1 For the Full Year EndedFor the Three Months Ended (Amounts expressed in millions of United States dollars; unaudited) December 31, 2024 December 31, 2023 September 30, 2024 (Amounts expressed in millions of United States dollars; unaudited) December 31, 2024 December 31, 2023 For the Three Months Ended September 30, 2024 December 31, 2024 For the Full Year Ended December 31, 2023 December 31, 2024 December 31, 2023

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